1 DRIVE FOR PROFITABLE GROWTH Second Quarter Earnings Call August 1, 2014

2 2 Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; operating and financial restrictions imposed on us by our credit agreements; our underfunded pension plans; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit; the effectiveness of our continuous improvement program and other cost savings plans; a disruption in our information technology systems; product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio; environmental and other regulations; the possible volatility of our annual effective tax rate; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; and the interests of our major stockholders may conflict with our interests. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

3 Jeff Edwards Chairman and Chief Executive Officer

4 4 Achieving Profitable Growth • Return to double digit adjusted EBITDA margin financial performance – Sales up 9.3% from prior year quarter exceeding 2.2% industry growth – Adjusted EBITDA margin of 10.7%, up from prior year quarter of 10.5%, first quarter of 9.6% and fourth quarter of 7.4% • Sale of Thermal and Emissions Product Line on track • Accelerating Fluid Transfer Systems growth in Asia Pacific through new JV relationship • New launches going well

5 5 Achieving Profitable Growth Asia Pacific • Actively evaluating growth opportunities •Opened Asia Pacific Tech Center / Headquarters Europe •Improving margins / market share gains •Optimizing footprint North America •Returned to normalized operating margins • Significant launch activity across multiple plants South America •Gaining market share and launching new business despite economic challenges Strong production forecast for remainder of 2014 in China Industry Outlook Growth in Western Europe gaining momentum Sales stronger than anticipated Production volumes remain lower than forecasted

6 6 • Global product group focus: – Sealing and Trim Systems – Fuel and Brake Delivery Systems – Fluid Transfer Systems – Anti-Vibration Systems • Innovation developments creating additional value across all product lines Solidified Core Product Lines to Improve ROIC

7 7 Delivering Best Business Practices • Drive for improvements in ROIC by: – Identifying best-in-class performance – Capturing key processes and technologies – Improving consistency – Accelerating continuous improvement

8 Allen Campbell Executive Vice President and Chief Financial Officer

9 Passion for Performance Q2 and Year-to-Date 2014 Revenue Note: Numbers subject to rounding Q2 2013 - $785 Q2 2014 - $858 YTD 2013 - $1,532 YTD 2014 - $1,695 $ USD Millions Second Quarter Year-to-Date $0 $100 $200 $300 $400 $500 North America Europe Asia Pacific South America $400 $284 $51 $50 $452 $306 $58 $41 $0 $200 $400 $600 $800 $1,000 North America Europe Asia Pacific South America $783 $548 $105 $96 $885 $614 $115 $81 EBITDA and Adjusted EBITDA are Non-GAAP measures. See appendix.

10 Passion for Performance Q2 and Year-to-Date 2014 Performance $ USD Millions, except EPS / % Note: Numbers subject to rounding Second Quarter Year-to-Date 2013 2014 2013 2014 $784.7 $857.6 Sales $1,532.3 $1,695.2 132.3 146.1 Gross Profit 252.6 280.4 16.9% 17.0% % Margin 16.5% 16.5% 72.7 81.9 SGA 147.8 161.2 54.6 56.5 Operating Profit 91.1 103.8 7.0% 6.5% % Margin 5.9% 6.1% $27.4 $13.2 Net Income $48.1 $32.9 $1.34 $0.72 Fully Diluted EPS $2.19 $1.82 $82.5 $91.8 Adjusted EBITDA $159.2 $172.3 10.5% 10.7% % Margin 10.4% 10.2% EBITDA and Adjusted EBITDA are Non-GAAP measures. See appendix.

11 11 Normalized Adjusted EBITDA Margin Trend EBITDA and Adjusted EBITDA are Non-GAAP measures. See appendix. $76.7 $82.5 $69.5 $58.7 $80.6 $91.8 10.3% 10.5% 9.1% 7.4% 9.6% 10.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0 $20 $40 $60 $80 $100 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Adjusted EBITDA ($USD Millions) Note: Numbers subject to rounding Adjusted EBITDA as a % of sales

12 Passion for Performance EBITDA and Adjusted EBITDA Reconciliation $ USD Millions 2014 Net income Income tax expense EBITDA Restructuring, net of noncontrolling interest Adjusted EBITDA Six Months Ended June 30, Net interest expense Depreciation and amortization EBITDA and Adjusted EBITDA are Non-GAAP measures. See appendix. Note: Numbers subject to rounding Stock based compensation LTM Adjusted EBITDA 2013 20.1 24.8 58.0 $ 151.0 5.0 $ 159.2 $ 48.1 3.2 $ 299.9 16.5 25.9 56.8 $ 132.1 6.7 $ 172.3 $ 32.9 2.8 $ 300.5 Jyco Integration - 0.2 Loss on Debt Extinguishment - 30.5

13 13 YTD 2014 Cash Flow and Key Financial Ratios Note: Numbers subject to rounding $ USD Millions Liquidity Cash Balance as of December 31, 2013 $ 184.4 Cash generated 23.0 Cash Balance as of June 30, 2014 $ 207.4 ABL Revolver 180.0 Letters of Credit (35.6) Total Liquidity $ 351.8 $184.4 $131.0 $76.8 $110.8 $127.8 -$50 $50 $150 $250 $350 Cash balance as of 12/31/2013 Cash from business Changes in operating assets and liabilities Capital expenditures Cash balance as of 6/30/2014 $ 79.6 $ 207.4 Financing activities and others Free cash flows Key Financial Ratios • Net Leverage $ 585.1 M • Net Leverage to Adjusted EBITDA 1.95 x • Interest Coverage Ratio 5.40 x EBITDA, Adjusted EBITDA and Financial Ratios are Non-GAAP measures. See appendix.

14 14 2014 Guidance Key Assumptions: North American production 17.0 million European (including Russia) production 19.9 million Average full year exchange rate 1 EUR = $1.37 USD 1 CAD = $0.92 USD *G=Guidance Return to full year double-digit Adjusted EBITDA margin Cash Balance as of March 31, 2012 296.0 Cash generated (43.9) Cash Balance as of June 30 , 2012 252.1 $1,945 $2,414 $2,854 $2,881 $3,091 2009A 2010A 2011A 2012A 2013A 2014G $3,250 - $3,350 $ USD Millions Cash Balance as of March 31, 2012 296.0 Cash generated (43.9) Cash Balance as of June 30 , 2012 252.1 $ USD Millions Cash Balance as of March 31, 2012 296.0 Cash generated (43.9) Cash Balance as of June 30 , 2012 252.1 $ USD Millions $42 $19 $26 $39 $21 $20-$30 2009A 2010A 2011A 2012A 2013A 2014G ($3) $13 $22 $21 $9 $25-$35 2009A 2010A 2011A 2012A 2013A 2014G Revenues Cash Taxes Cash Restructuring Cash Balance as of March 31, 2012 296.0 Cash generated (43.9) Cash Balance as of June 30 , 2012 252.1 $46 $77 $108 $131 $183 $195-$205 2009A 2010A 2011A 2012A 2013A 2014G $ USD Millions Capital Expenditures

15 15 Creating Shareholder Value • Developed core product strategies to drive ROIC improvement • Delivering best business practices to achieve world-class operations • Investing and partnering in Asia Pacific to accelerate our growth • “Building Great Place to Work” through developing, attracting and engaging top talent

16 Q&A

17 Appendix

18 18 Note: Numbers subject to rounding (1) Includes non-cash restructuring. (2) Proportionate share of restructuring costs related to Cooper Standard France joint venture. (3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization. (4) Loss on extinguishment of debt relating to the repurchase of our Senior Notes and Senior PIK Toggle Notes. EBITDA and Adjusted EBITDA – Six Months Ended June 30, 2014 ($ USD Millions) Three Months Ended Six Months Ended Mar 31, 2014 Jun 30, 2014 Jun 30, 2014 Net income $19.7 $13.2 $32.9 Income tax expense 12.1 4.4 16.5 Interest expense, net of interest income 15.0 10.9 25.9 Depreciation and amortization 28.3 28.5 56.8 EBITDA $75.1 $57.0 $132.1 Restructuring (1) 3.1 3.8 6.8 Noncontrolling interest restructuring (2) (0.1) - (0.1) Stock-based compensation (3) 2.1 0.7 2.8 Loss on Debt Extinguishment (4) 0.2 30.3 30.5 Others 0.2 - 0.2 Adjusted EBITDA $80.6 $91.8 $172.3 Sales $837.6 $857.6 $1,695.2 Adjusted EBITDA as a percent of Sales 9.6% 10.7% 10.2%

Net Leverage Ratio and Adj. EBITDA % Margin as of June 30, 2014

($ USD Millions)	Three Months Ended Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Twelve Months Ended Jun 30, 2014
Net income (loss)	$ 20.6	$ (20.8)	$ 19.7	$ 13.2	$ 32.7
Income tax expense	4.5	21.0	12.1	4.4	42.0
Interest expense, net of interest income	15.2	14.9	15.0	10.9	56.0
Depreciation and amortization	25.2	27.9	28.3	28.5	109.9
EBITDA	**$ 65.5**	**$ 43.0**	**$ 75.1**	**$ 57.0**	**$ 240.6**
Restructuring [1]	1.9	14.0	3.1	3.8	22.8
Noncontrolling interest restructuring [2]	-	0.3	(0.1)	-	0.2
Stock-based compensation [3]	1.1	0.9	2.1	0.7	4.8
Inventory write-up [4]	0.3	-	-	-	0.3
Acquisition costs [5]	0.7	0.2	0.2	-	1.1
Loss on Debt Extinguishment [6]			0.2	30.3	30.5
Other	-	0.3	-	-	0.3
Adjusted EBITDA	**$ 69.5**	**$ 58.7**	**$ 80.6**	**$ 91.8**	**$ 300.5**
Net Leverage					
Debt payable within one year					$ 29.5
Long-term debt					763.0
Less: cash and cash equivalents					(207.4)
Net Leverage					**$ 585.1**
Net Leverage Ratio					1.95
Interest coverage ratio					5.4
Sales	**$ 764.1**	**$ 794.2**	**$ 837.6**	**$ 857.6**	**$ 3,253.5**
Adjusted EBITDA as a percent of Sales	**9.1%**	**7.4%**	**9.6%**	**10.7%**	**9.2%**

(1) Includes noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company's 2010 reorganization.
(4) Write-up of inventory to fair value for the Jyco acquisition.
(5) Costs incurred in relation to the Jyco acquisition.
(6) Loss on extinguishment of debt relating to the repurchase of our Senior Notes and Senior PIK Toggle Notes.

Note: Numbers subject to rounding

PASSION FOR PERFORMANCE

19

20 20 Note: Numbers subject to rounding (1) Includes noncash restructuring. (2) Proportionate share of restructuring costs related to Cooper Standard France joint venture. (3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization. EBITDA and Adjusted EBITDA – Six Months Ended June 30, 2013 ($ USD Millions) Three Months Ended Six Months Ended Mar 31, 2013 Jun 30, 2013 Jun 30, 2013 Net income $ 20.7 $ 27.4 $ 48.1 Income tax expense 7.9 12.2 20.1 Interest expense, net of interest income 11.2 13.6 24.8 Depreciation and amortization 29.8 28.2 58.0 EBITDA $ 69.6 $ 81.4 $ 151.0 Restructuring (1) 4.8 1.0 5.8 Noncontrolling interest restructuring (2) (0.7) (0.1) (0.8) Stock-based compensation (3) 2.7 0.5 3.2 Others 0.3 (0.3) - Adjusted EBITDA $ 76.7 $ 82.5 $ 159.2 Sales $ 747.6 $ 784.7 $ 1,532.3 Adjusted EBITDA as a percent of Sales 10.3% 10.5% 10.4%

Net Leverage Ratio and Adj. EBITDA % Margin as of June 30, 2013

($ USD Millions)

	Three Months Ended				Twelve Months Ended
	Sep 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2013
Net income	$ 11.6	$ (9.9)	$ 20.7	$ 27.4	$ 49.8
Income tax expense	5.4	1.2	7.9	12.2	26.7
Interest expense, net of interest income	11.3	11.5	11.2	13.6	47.6
Depreciation and amortization	29.1	31.5	29.8	28.2	118.6
EBITDA	$ 57.4	$ 34.3	$ 69.6	$ 81.4	$ 242.7
Restructuring (1)	10.2	13.0	4.8	1.0	29.0
Noncontrolling interest restructuring (2)	(0.2)	(2.5)	(0.7)	(0.1)	(3.5)
Stock-based compensation (3)	2.4	2.5	2.7	0.5	8.1
Impairment charges (4)	-	10.1	-	-	10.1
Payment to former CEO and transition cost (5)	-	11.5	-	-	11.5
Noncontrolling deferred tax valuation reversal (6)	-	2.0	-	-	2.0
Others	-	-	0.3	(0.3)	-
Adjusted EBITDA	**$ 69.8**	**$ 70.9**	**$ 76.7**	**$ 82.5**	**$ 299.9**
Net Leverage					
Debt payable within one year					33.0
Long-term debt					646.9
Less: cash and cash equivalents					(160.5)
Net Leverage					**$ 519.4**
Net Leverage Ratio					**1.7**
Sales	**$ 684.0**	**$ 697.1**	**$ 747.6**	**$ 784.7**	**$ 2,913.4**
Adjusted EBITDA as a percent of Sales	**10.2%**	**10.2%**	**10.3%**	**10.5%**	**10.3%**

(1) Includes noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company's 2010 reorganization.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million).
(5) Executive compensation for retired CEO and costs related to search for new CEO.
(6) Noncontrolling interest deferred tax valuation reversal.

Note: Numbers subject to rounding

PASSION FOR PERFORMANCE

21

22 22 Non-GAAP Financial Measures EBITDA and adjusted EBITDA are measures not recognized under Generally Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items. Management considers EBITDA and adjusted EBITDA as key indicators of the Company's operating performance and believes that these and similar measures are widely used by investors, securities analysts and other interested parties in evaluating the Company's performance. Adjusted EBITDA is defined as net income adjusted to reflect income tax expense, interest expense net of interest income, depreciation and amortization, and certain non-recurring items that management does not consider to be reflective of the Company's core operating performance. When analyzing the company’s operating performance, investors should use EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies. In addition, in evaluating adjusted EBITDA, it should be noted that in the future Cooper Standard may incur expenses similar to or in excess of the adjustments in the above presentation. This presentation of adjusted EBITDA should not be construed as an inference that Cooper Standard's future results will be unaffected by unusual or non- recurring items.